SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 16, 1997
                                                 ---------------


            MID-ATLANTIC CENTERS LIMITED PARTNERSHIP
----------------------------------------------------------------
  (Exact name of registrant as specified in its partnership
                           agreement)


      MARYLAND              0-16285            52-1490861
--------------------    ---------------   ----------------------
  (State or other         (Commission        (I.R.S. Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


111 South Calvert Street - Baltimore, MD          21203-1476
------------------------------------------     ---------------
 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (410)539-0000
                                                    -------------


                           Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

On July 16, 1997, Mid-Atlantic Centers Limited Partnership (the "Partnership") sold Jackson Heights Shopping Center, a 155,878 square foot shopping center in Murfreesboro, Tennessee to an unrelated third party, a local real estate investor, for a contract price of $4,800,000. For financial reporting purposes, a gain, after approximately $209,000 in transaction expenses, of approximately $180,000 was recorded in July 1997. The net proceeds from the sale, after payoff of the related mortgage debt and transaction expenses, were approximately $2,579,000. The appraised net equity of Jackson Heights included in the appraised value of the Partnership's portfolio at the end of 1996 was approximately $2,670,000.

On May 28, 1997, the Partnership sold Cloister Shopping Center, a 53,610 square foot shopping center in Ephrata, Pennsylvania to an unrelated third party, a local real estate investor, for a contract price of $2,650,000. For financial reporting purposes, a gain, after approximately $157,000 in transaction expenses, of approximately $129,000 was recorded in May 1997. The net proceeds from the sale, after payoff of the related mortgage debt and transaction expenses, were approximately $1,119,000. The appraised net equity of Cloister included in the appraised value of the Partnership's portfolio at the end of 1996 was approximately $1,106,000.

Pro forma financial information of the Partnership reflecting the foregoing transactions is attached hereto as indicated in Item 7.

ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

The following pro forma condensed financial statements assume the sale of two of the Partnership's properties, Jackson Heights Shopping Center and Cloister Shopping Center (the "Sales"). The pro forma condensed financial statements are based on and should be read in conjunction with the historical financial statements of the Partnership for the quarter ended March 31, 1997 and the year ended December 31, 1996.

The following pro forma condensed balance sheet as of March 31, 1997 assumes the Sales occurred on March 31, 1997. The following pro forma condensed statements of operations for the quarter ended March 31, 1997 and the year ended December 31, 1996 assume the Sales occurred on January 1, 1997 and 1996, respectively. The following pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Sales had been consummated on the dates indicated, nor is it indicative of future operating results or financial position.

                                 Pro Forma Condensed Balance Sheet
                                         March 31, 1997

                                          Pro Forma
                                         Adjustments     Pro Forma
                                          Related to    Adjustments     Total
                                           Jackson       Related to   Pro Forma     Adjusted
                             Historical    Heights        Cloister   Adjustments   Historical
                            -----------  -----------    -----------  -----------   ----------
ASSETS:

Investment in real estate
 held for lease, at cost:
 Land                       $ 8,726,758  $(1,003,743)   $ (269,954)  $(1,273,697)  $ 7,453,061
 Buildings and improvements  42,659,898   (4,810,373)   (2,946,133)   (7,756,506)   34,903,392
                            -----------  -----------    ----------   -----------   -----------
                             51,386,656   (5,814,116)   (3,216,087)   (9,030,203)   42,356,453
Less: accumulated
 depreciation               (17,280,534)   1,381,787       830,961     2,212,748   (15,067,786)
                            -----------  -----------    ----------   -----------   -----------
                             34,106,122   (4,432,329)   (2,385,126)   (6,817,455)   27,288,667

Cash                          2,918,739    2,611,947     1,133,606     3,745,553     6,664,292
Tenant accounts receivable,
 net of allowance for
 doubtful accounts              775,487      (42,238)      (32,061)      (74,299)      701,188
Escrows                         940,916          -         (26,380)      (26,380)      914,536
Prepaid expenses and other
 assets                         165,307      (12,958)      (20,394)      (33,352)      131,955
Intangible assets, net of
 accumulated amortization       287,012      (14,714)       (1,894)      (16,608)      270,404
                            -----------  -----------   -----------   -----------   -----------
Total assets                $39,193,583  $(1,890,292)  $(1,332,249)  $(3,222,541)  $35,971,042
                            ===========  ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' EQUITY:

Long-term debt, including
 current maturities         $27,649,075  $(1,962,868)  $(1,431,567)  $(3,394,435)  $24,254,640
Interest payable              1,206,191      (18,569)      (11,939)      (30,508)    1,175,683
Cash flow protector loans       789,203          -             -             -         789,203
Accounts payable and
 accrued expenses               133,593      (25,034)       (3,898)      (28,932)      104,661
Prepaid rents and security
 deposits                       199,530      (43,930)      (13,997)      (57,927)      141,603
Due to related parties          127,420      (19,447)          555       (18,892)      108,528
                            -----------  -----------   -----------   -----------   -----------
Total liabilities            30,105,012   (2,069,848)   (1,460,846)   (3,530,694)   26,574,318
                            -----------  -----------   -----------   -----------   -----------

Partners' equity              9,088,571      179,556       128,597       308,153     9,396,724
                            -----------  -----------   -----------   -----------   -----------
Total liabilities and
 partners' equity           $39,193,583  $(1,890,292)  $(1,332,249)  $(3,222,541)  $35,971,042
                            ===========  ===========   ===========   ===========   ===========


     The accompanying Notes are an integral part of these Pro Forma Condensed
                             Financial Statements.

                              Pro Forma Condensed Statement of Operations
                                  For the Quarter Ended March 31, 1997

                                       Pro Forma
                                      Adjustments    Pro Forma
                                       Related to   Adjustments      Total
                                        Jackson      Related to    Pro Forma      Adjusted
                         Historical     Heights       Cloister    Adjustments    Historical
                        ------------  -----------   -----------   -----------   -----------
INCOME:
 Rental income           $ 1,338,422   $ (194,692)   $ (116,315)  $  (311,007)  $ 1,027,415
 Tenant reimbursement
  income                     264,117      (20,928)      (35,677)      (56,605)      207,512
                        ------------  -----------   -----------   -----------   -----------
                           1,602,539     (215,620)     (151,992)     (367,612)    1,234,927
                        ------------  -----------   -----------   -----------   -----------
OPERATING EXPENSES:
 Interest expense            662,044      (51,736)      (41,823)      (93,559)      568,485
 Depreciation and
  amortization               373,170      (40,747)      (23,789)      (64,536)      308,634
 Repairs and maintenance     230,941      (24,962)      (13,057)      (38,019)      192,922
 Real estate taxes and
  insurance                  187,355      (31,103)      (18,565)      (49,668)      137,687
 Management and leasing
  to related parties          87,000       (7,200)       (7,500)      (14,700)       72,300
 Other expenses              238,692      (10,687)      (27,707)      (38,394)      200,298
                        ------------  -----------   -----------   -----------   -----------
 Total expenses            1,779,202     (166,435)     (132,441)     (298,876)    1,480,326
                        ------------  -----------   -----------   -----------   -----------
 Results from rental
  operations                (176,663)     (49,185)      (19,551)      (68,736)     (245,399)

OTHER INCOME (LOSS):
 Interest income              34,905          -             -             -          34,905
                        ------------  -----------   -----------   -----------   -----------
Net loss                $   (141,758) $   (49,185)  $   (19,551)  $   (68,736)  $  (210,494)
                        ============  ===========   ===========   ===========   ===========

 Net loss allocated to
  assignee limited partners
  per unit: (1,200,000 units
  issued and outstanding)    $ (0.12)     $ (0.04)     $  (0.02)      $ (0.06)     $  (0.18)
                             =======      =======      ========       =======      ========


       The accompanying Notes are an integral part of these Pro Forma Condensed
                              Financial Statements.

                               Pro Forma Condensed Statement of Operations
                                  For the Year Ended December 31, 1996

                                       Pro Forma
                                      Adjustments    Pro Forma
                                       Related to   Adjustments      Total
                                        Jackson      Related to    Pro Forma      Adjusted
                         Historical     Heights       Cloister    Adjustments    Historical
                        ------------  -----------   -----------   -----------   -----------
INCOME:
 Rental income           $ 5,404,431   $ (744,375)   $ (408,886)  $(1,153,261)  $ 4,251,170
 Tenant reimbursement
  income                   1,072,243      (78,167)     (130,236)     (208,403)      863,840
                        ------------  -----------   -----------   -----------   -----------
                           6,476,674     (822,542)     (539,122)   (1,361,664)    5,115,010
                        ------------  -----------   -----------   -----------   -----------
OPERATING EXPENSES:
 Write-down of assets      2,895,000          -             -             -       2,895,000
 Interest expense          2,759,025     (213,405)     (145,265)     (358,670)    2,400,355
 Depreciation and
  amortization             1,494,716     (162,201)      (94,958)     (257,159)    1,237,557
 Repairs and maintenance     920,829      (75,143)      (55,768)     (130,911)      789,918
 Real estate taxes and
  insurance                  756,028     (127,485)      (74,174)     (201,659)      554,369
 Management and leasing
  to related parties         386,327      (48,247)      (29,445)      (77,692)      308,635
 Provision for doubtful
  accounts                    73,599       (3,328)         (179)       (3,507)       70,092
 Other expenses              691,931      (28,357)      (78,204)     (106,561)      585,370
                        ------------  -----------   -----------   -----------   -----------
 Total expenses            9,977,455     (658,166)     (477,993)   (1,136,159)    8,841,296
                        ------------  -----------   -----------   -----------   -----------
 Results from rental
  operations              (3,500,781)    (164,376)      (61,129)     (225,505)   (3,726,286)

OTHER INCOME (LOSS):
 Gain on sale of pad sites   241,290      (22,208)          -         (22,208)      219,082
 Loss on sale of shopping
  center                     (78,687)         -             -             -         (78,687)
 Interest income             112,710          -             -             -         112,710
                        ------------  -----------   -----------   -----------   -----------
Net loss                $ (3,225,468) $  (186,584)  $   (61,129)  $  (247,713)  $(3,473,181)
                        ============  ===========   ===========   ===========   ===========

 Net loss allocated to
  assignee limited partners
  per unit: (1,200,000 units
  issued and outstanding)    $ (2.71)     $ (0.15)     $  (0.05)      $ (0.20)     $  (2.91)
                             =======      =======      ========       =======      ========


       The accompanying Notes are an integral part of these Pro Forma Condensed
                              Financial Statements.

                   Notes to Pro Forma Condensed
                     Financial Information

Note 1 - Balance Sheet

Sale of Shopping Centers

Reflects sale of Jackson Heights Shopping Center and Cloister Shopping Center. The amount added to cash of $3,745,553 in the Pro Forma Condensed Balance Sheet differs from approximately $3,698,000 in cash actually received at the closing of the sale of the two properties as a result of closing adjustments, the assumed payment of accounts payable and accrued expenses and related party payables and the assumed reimbursement of prepaid insurance expense.

The Partnership retained the tenant accounts receivables related to the two shopping centers sold and reversed the accrual of receivables related to the recording of rental income on a straight-line basis in accordance with generally accepted accounting principles.

The amount added to partners' equity reflects the net gain on sale of shopping centers.

Note 2 - Statements of Operations

Gain on Sale of Shopping Centers

A net gain of $308,153 on the pro forma sale of the two shopping centers on January 1, 1997 and 1996, respectively, has not been included in the accompanying Pro Forma Condensed Statements of Operations for the quarter ended March 31, 1997 and the year ended December 31, 1996, respectively.

                            SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        MID-ATLANTIC CENTERS LIMITED PARTNERSHIP

                        By:  Realty Capital IV Limited Partnership
                             General Partner

                        By:  LMRC IV, Inc., General Partner

Date: July 30, 1997     By:  /s/ Richard J. Himelfarb
     ------------------      -----------------------------------
                             Richard J. Himelfarb, President



                        By:  FW Realty Limited Partnership,
                             General Partner

                        By:  FW Corporation, General Partner

Date: July 30, 1997     By:  /s/ William J. Wolfe
     ------------------      ---------------------------------
                             William J. Wolfe, President